Exhibit 99.1 The next wave of targeted therapies in oncology Corporate Overview January 2025 | 1

Disclaimer and Safe Harbor Statement Certain statements in this presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events, Tango’s future financial and operating performance, goals, expectations, beliefs, development plans, as well as development and clinical trial objectives for Tango’s product pipeline (as individual therapies and combination therapies with other party’s drugs). In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “path”, “achievable”, “milestones”, “goal”, “forecast”, “estimate”, “potential”, “anticipate”, “believe”, “predict”, or “continue”, or the negatives of these terms or variations of them or similar terminology. For example, express or implied statements concerning the following include or constitute forward-looking statements: the potential for the Company to have best-in-class oral PRMT5 inhibitors; the Company’s belief that it has a significant opportunity to treat multiple common cancers; the Company’s expected cash runway into the third quarter of 2026; the Company’s belief that TNG260 may become a first-in-class oral CoREST inhibitor; the potential for TNG462 to have best-in-class tolerability; the Company’s planned and ongoing clinical trials, including the anticipated timing for enrollment and the timing to report results and updates of such trials; the Company’s belief that TNG462 has the potential to be a best-in-class molecule for multiple MTAP-deleted solid tumors; the potential for TNG462 activity in cholangiocarcinoma to indicate activity in lung and pancreatic cancer; the Company’s expectations regarding its PRMT5 inhibitors as compared to competitor molecules; the anticipated milestones for the Company’s drug programs, including the timing for patient dosing, dose escalation, dose expansion, and clinical updates; the timing of initial and interim (and final) safety and efficacy or clinical activity data and results from clinical trial(s); the timing of first-in-human and clinical trials; the timing of IND-enabling or registrational studies; the timing of clinical trial initiation, dose escalation, and dose expansion (including for combination studies); the timing of disclosure for initial, interim, additional and final clinical trial results or safety and efficacy data; the expected benefits of the Company's development candidates and other product candidates (including for combination studies); the potential for a large patient population to be treated with Tango’s PRMT5 inhibitors; potential combination strategies and uses for PRMT5 inhibitors, including TNG462 and TNG456; the development plans for the PRMT5 franchise (including future clinical trials); future clinical trial designs; TNG260 future clinical trials strategy and implementation; the significant patient opportunities for the Company’s pipeline therapies; the Company’s key future milestones; the anticipated benefits of synthetic lethal drugs; expectations regarding the benefits and success of collaborations and combination clinical trials; and the anticipated benefits of its current and future product candidates including those identified in the future through the Tango discovery platform; the potential of TNG462 to have broader and deeper clinical activity in MTAP-deleted solid tumors; expectations around TNG 456’s clinical efficacy, including its potential to treat glioblastoma and central nervous system metastases; the development and regulatory pathway for TNG462, TNG456, or TNG260. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Tango and its management at the time of this presentation, are inherently uncertain. Drug development, clinical trials and commercialization involve a high degree of risk, and only a small number of research and development programs result in commercialization of a product. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: Tango has a limited operating history and has not generated any revenue to date from drug sales, and may never become profitable; future clinical trial data releases may differ materially from initial or interim data from our current and future clinical trials; Tango has limited experience with conducting clinical trials (and will rely on third parties to operate its clinical trials) and may not be able to commence any clinical trial, enroll and dose patients when expected and may not generate results in the anticipated timeframe (or at all); dosing (including dose expansion) in clinical trials may need be delayed or may be stopped for various reasons, including due to any potential issues at the site, safety issues or supply disruptions; any significant changes required to be made to an applicable IND application or protocol could significantly delay on-going clinical trials); the benefits of Tango pipeline products (stand-alone and as potential combination therapies) that are seen in preclinical experiments may not be present in clinical trials or in use commercially or may not be safe and/or effective in humans (and Tango or a third-party may not be able to obtain approval or commercial sales of any stand-alone or combination therapies); Tango has incurred significant operating losses and anticipates continued losses for the foreseeable future; Tango will need to raise capital in the future and if it is unable to raise capital when needed or on attractive terms, the Company would be forced to delay, reduce, or eliminate or discontinue some development programs or future commercialization efforts; Tango may be unable to advance the preclinical development programs into and through the clinic for safety or efficacy reasons or experience significant delays in doing so as a result of factors beyond Tango’s control; the expected benefits of our product candidates in patients as single agents and/or in combination may not be realized; the Company may experience delays or difficulties in the initiation, enrollment, or dosing of patients in clinical trials or the announcement of clinical trial results; Tango’s approach to the discovery and development of product candidates is novel and unproven, which makes it difficult to predict the time, cost of development, and likelihood of successfully developing any products; Tango may not identify or discover development candidates (including next generation products) or may expend a portion of its limited resources to pursue a particular product candidate or indications and fail to capitalize on product candidates or indications that may be more profitable or for which there is a greater likelihood of success; delays or difficulties in the initiation, enrollment or dosing of patients in clinical trials could delay or prevent receipt of regulatory approvals or reporting trial results; our product candidates may cause adverse or other undesirable side effects that could, among other things, delay or prevent regulatory approval; our dependence on third parties for conducting clinical trials and producing drug product (including the potential impact of the BIOSECURE Act on our supplier of drug substance); our ability to obtain and maintain patent and other intellectual property protection for our technology and product candidates or the scope of intellectual property protection obtained is not sufficiently broad; and delays and other impacts on product development and clinical trials from public health events. Additional information concerning risks, uncertainties and assumptions can be found in Tango’s filings with the SEC, including the risk factors referenced in Tango’s Annual Report on Form 10-K for the year ended December 31, 2023, as may be supplemented and/or modified by its most recent Quarterly Report on Form 10-Q. You should not place undue reliance on forward-looking statements in this presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Tango specifically disclaims any duty to update these forward-looking statements. Certain information contained in this Presentation relates to or is based on studies, publications, surveys and Tango’s own internal estimates and research. In addition, market data included in this presentation involve assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Tango believes its internal research is reliable, such research has not been verified by any independent source. | 2

COMPANY OVERVIEW | 3

Significant opportunity to treat multiple common cancers

Potential best-in-class oral PRMT5 inhibitors

TNG462

- Key indications are lung and pancreatic cancer
  - 15% of lung cancer is MTAP-del (22K pts/yr US)
  - ~35% of pancreatic cancer is MTAP-del* (15K pts/yr US)
- Durable responses in multiple cancer types demonstrated in phase I
- Potential best-in-class tolerability
- Actively enrolling 250 mg QD dose expansion cohort
- Phase 1/2 clinical update in 2025

TNG456

- Key indication is glioblastoma
  - 45% of GBM is MTAP-del (7K pts/yr)
- CNS penetrant in preclinical studies
- Highly potent and selective
- First patient dose planned 1H2025

First-in-class oral CoREST inhibitor

TNG260

- Key indication is STK11-mut lung cancer
  - 20% of lung cancer is STK11 mut (25K pts/yr US)
- Proof-of-mechanism demonstrated in lung cancer patients
- Dose expansion cohort ongoing
- Phase 1/2 clinical update in 2025

O'Kane GM et al. Cancer Res, 2024

TANGO therapeutics | 4

~50K total treatable MTAP-deleted patients/year (US) MTAP Number of cases deletion % Large unmet need NSCLC 15% Pancreatic 22%-35% ~15K GBM/glioma 46% • MTAP deletion confers sensitivity Bladder 26% to PRMT5 inhibitors Breast 4% • Up to ~37K MTAP-del lung and Melanoma 16% pancreatic cancer patients/yr (US) Esophageal 21% • Recent data from DFCI and others Gastric 9% demonstrate MTAP-deletion Renal 3% incidence in pancreatic cancer to Sarcoma 9% ~35% increasing the treatable Mesothelioma 32% patients to 15K/year (US)* Ovarian 3% Uterine 2% Liver 3% Cholangio 11% Prostate 1% Head and Neck 15% O’Kane, G.M et al. Cancer Res., 2024 | 5

TNG462 and TNG456 selectively inhibit PRMT5 in MTAP-deleted cancers

Normal cells


Me
SAM
Client protein

Active PRMT5

- Active SAM-PRMT5 complexes predominate in normal cells
- Non-MTA cooperative PRMT5 inhibitors are equally cytotoxic in normal and MTAP-del cells

MTAP-del cancer cells


MTA
TNG 462/456

Inactive PRMT5

- Inactive MTA-PRMT5 complexes predominate in MTAP-del cancer cells
- MTA-cooperative PRMT5 inhibitors preferentially kill MTAP-del cells

Key points

- TNG462 and TNG456 selectively kill MTAP-del cancer cells while sparing normal cells
- TNG462 and TNG456 lock PRMT5-MTA into the inactive state (MTA cooperative)

TANGO therapeutics | 6

MTAP-del cancers are uniquely sensitive to PRMT5 inhibition


MTAP deletion occurs in 10-15% of cancers
MTAP
deletion causes MTA accumulation only in cancer cells
MTA
MTA
MTA
MTA
partially inhibits PRMT5 by replacing SAM
SAM
activates PRMT5
in normal cells
PRMT5
TNG462
TNG456
inhibit PRMT5 only in MTAP-del cancer cells
when MTA is bound
Essential methyl transferase
regulates ~90 client proteins

TANGO therapeutics

| 7

Tango PRMT5 inhibitors have superior preclinical efficacy LU99 non-small cell lung cancer MTAP del, KRAS mut Tango PRMT5 inhibitors TNG462 TNG456 MRTX1719 AMG 193 MRTX1719 Engstrom et al., 2023 Belmontes et al., 2024 Deep tumor Deep tumor Tumor stasis Tumor growth inhibition regression regression | 8

A clinical pipeline targeting multiple high-value indications PATIENT TARGET MOLECULE INDICATIONS CLINICAL TRIALS STATUS SELECTION Pre-clinical Phase 1/2 Phase 3 Pancreatic, lung, MTAP-del other non-CNS Dose expansion ongoing cancers cancer Pancreatic and + RASi Enrollment 1H2025 lung cancer TNG462 +pembrolizumab Lung cancer Enrollment 1H2025 PRMT5 +SOC Pancreatic and Enrollment 2H2025 chemotherapy lung cancer MTAP-del Glioblastoma Enrollment 1H2025 TNG456 cancers STK11-mut Lung cancer Dose expansion ongoing CoREST TNG260 cancers All programs wholly owned by Tango | 9

TNG462 PRMT5 inhibition in MTAP-deleted cancers | 10

TNG462 is a potentially best-in-class PRMT5 inhibitor

Durable clinical responses in late-line lung and pancreatic cancer

- RECIST PRs and durable disease control in multiple cancers
- 24 weeks mPFS in dose escalation cohort of late-line, difficult-to-treat cancers (active doses)
- Excellent safety and tolerability profile
- Phase 1/2 study ongoing, focused enrollment in 250 mg expansion cohort
- Key indication for development - MTAP-deleted lung and pancreatic cancer (~35K patients/yr US)

	Potency	MTAP selectivity	mPFS (dose escalation)	CNS exposure
TNG462	**4 nM**	**45X**	**24 weeks**	**No**
TNG908	110 nM	15X	16 weeks	Yes

Data cutoff 20 October 2024

TANGO therapeutics

| 11

TNG462 dose expansion enrolling in multiple histologies PHASE 1/2 STUDY DOSE EXPANSION (ongoing) • Durable activity in multiple cancer types with excellent Non-small cell lung DOSE tolerability profile ESCALATION • Dose expansion ongoing at 250 Pancreatic mg QD • Solid tumors with MTAP deletion • First monotherapy registration trials planned in 2L pancreatic Histology-agnostic solid tumors and lung cancer Enriched for cholangiocarcinoma, • First patient dosed July mesothelioma, and bladder cancers 2023 • 59 patients enrolled (13 histologies) First patient dosed • 39 evaluable patients at July 2024 active doses • MTD 300 mg Data cutoff 20 October 2024 | 12

TNG462 phase 1 study demonstrates durable clinical activity and better tolerability than other PRMT5 programs

Demonstrated best-in-class potential

- RECIST partial responses in multiple tumor types, including NSCLC and pancreatic cancer*
- Median time to RECIST response 16 weeks
- 24 weeks mPFS in escalation cohort (AMG193 16 weeks, BMS not disclosed)
- Data continue to mature, with longest follow up in cholangiocarcinoma subset
  - 43% TNG462 ORR in cholangiocarcinoma (n=7) compares favorably to competitor molecules
    - 18% BMS-504 (n=11)
    - 15% AMG193 (n=13)
- Excellent tolerability profile with less fatigue and GI toxicity than competitors
- Ongoing enrollment focused on lung and pancreatic cancer
- TNG462 combinations with RAS inhibitors and multiple standard of care regimens this year

*59 patients enrolled, 13 histologies
39 evaluable patients at active doses (160-300 mg QD)

Data cutoff 20 October 2024

TANGO therapeutics | 13

TNG462 on-target cytopenias occur at predicted exposures Efficacious TNG462 exposure at clinically active doses 15 Dose limiting cytopenias 600 12 mg observed Predicted cytopenia threshold based 9 on GSK595 clinical data Cl 300 mg 6 Clinically active and well- tolerated 3 Clinical efficacy threshold 0 0 5 10 15 20 25 Time hours Error bars represent SEM | 14 Fold Over Free Cave Mouse Efficacy

TNG462 activity in cholangiocarcinoma as a potential indicator of activity in lung and pancreatic cancer TNG462 ORR 43% Key points • 3/7 evaluable patients treated at BOR active doses with RECIST PRs -2%‒ TNG462 43% -36% ‒ BMS-504 18% (2/11) -49% ‒ AMG 193 15% (2/13) -48% -42% Stable disease • Compares favorably to previously 0% Evaluable patients treated cholangiocarcinoma patients -16% receiving 2L chemotherapy* – ORR ~7% (standard of care) – PFS 14 weeks cPR uPR Data cutoff 20 October 2024 *Amonkar et al, Future Oncology, 2024 | 15

TNG462 safety and tolerability profile is superior to competitors TNG462 BMS-504 AMG 193 200 mg* 200-600 mg 1200 mg TNG462 160/200 mg 6/18 dose reductions (33%) 0/30 dose reductions (0%) Dose reductions unknown Significant nausea, vomiting, No thrombocytopenia Frequent GI side effects decreased appetite, fatigue, Minimal nausea and fatigue 10% dysgeusia dysgeusia and CNS effects No dysgeusia ENA 2024 ESMO 2024 Currently evaluating 250 mg QD in lung and pancreatic cancer *Includes dose escalation patients at 160 mg QD Data cutoff 20 October 2024 | 16

TNG462 combinations enable use in first line indications Multiple combinations to start 2025 First line standard of care combinations • Pembrolizumab in lung cancer • FOLFIRINOX in pancreatic cancer • Gemcitabine/abraxane in pancreatic cancer • Carboplatin/pemetrexed in lung cancer (adeno) • Carboplatin/paclitaxel in lung cancer (squamous) Targeting RAS-mut/MTAP-del cancers in collaboration with Revolution Medicines • TNG462 + RMC-6236 in RAS-mut and MTAP-del lung and pancreatic cancer • TNG462 + RMC-9805 in RAS G12D-mut and MTAP-del lung and pancreatic cancer | 17

TNG462 + KRAS inhibition is very active in preclinical models TNG462 + RMC-9805 TNG462 monotherapy KP4 KP4 G12D G12D MTAP-null, KRAS PDAC CDX MTAP-null, KRAS PDAC CDX *TNG462 exposure in combination formulation predicted equivalent to 30 mpk monotherapy • 40% of pancreatic cancers have a KRAS G12D driver mutation • Clinical collaboration with Revolution Medicines to evaluate TNG462 + RMC-9805 (RAS G12D-selective) and TNG462 + RMC-6236 (RAS multi-selective) | 18

TNG908 Clinically active CNS-penetrant PRMT5 inhibitor replaced by next-gen molecule TNG456 | 19

TNG908 is a clinically active PRMT5 inhibitor Discontinued in favor of TNG462 and TNG456 (CNS) • Effective in multiple cancers including lung and pancreatic cancers • 16 weeks mPFS in dose escalation cohort of late-line, difficult-to-treat cancers • No evidence of activity in glioblastoma, CNS exposure below efficacy threshold • Phase 1/2 study stopped enrollment November 2024 mPFS Potency MTAP selectivity (dose escalation) TNG908 110 nM 15X 16 weeks TNG462 4 nM 45X 24 weeks TNG456 20 nm 55X NA | 20

TNG908 is active and well-tolerated in non-CNS solid tumors All patients • TNG908 dose escalation began August 2022, dose expansion began April 2024 • 110 patients enrolled All non-CNS solid tumors • 77 patients enrolled, 39 evaluable at active doses (24 histologies) • 8 partial responses observed (4 confirmed, 3 yet to confirm, 1 failed to confirm) • Median time on study in escalation at active doses* 16 weeks (24 weeks for TNG462) Pancreatic cancer • 4/11 patients with partial responses (ORR 36%), 3/11 patients with stable disease • Longest time on study 84 weeks+ Glioblastoma • 33 patients enrolled, 23 evaluable at active doses • Median time on study less than 8 weeks • CSF exposure ~30% of plasma exposure is below efficacy threshold * active dose range 400-900 mg BID Data cutoff 6 Jan 2025 | 21

TNG908 is active across histologies

TNG908 400-900 mg QD
(n=41)


100
50
0
-50
SARC
PDAC
SARC
PSCC
PDAC
PDAC
PDAC
RCC
MESO
PDAC
MESO
SARC
NSCLC
PDAC
NSCLC
EPEND
NSCLC
NSCLC
MESO
MPNST
CUP
VPCCC
PDAC
NSCLC
SARC
MESO
MPNST
MESO
Ovarian
NSCLC
SARC
NSCLC
NSCLC
MESO
PDAC
PDAC
Urothelial
PDAC
PDAC
NSCLC
RCC
* Confirmed partial response
Stable disease
Partial response
Failed to confirm partial response
Progressive disease
As of 1/6/25

Histology-specific activity

Pancreatic cancer (36% ORR)
- n=14, 11 evaluable
- 4 PR (3 ongoing)
- 3 SD (1 ongoing)

NSCLC (11% ORR)
- n=12, 9 evaluable
- 1 PR (ongoing)
- 7 SD (3 ongoing, 2 near PR)

TANGO therapeutics CCC – clear cell carcinoma; CUP – carcinoma of unknown primary; EPEND – ependymoma; MESO – mesothelioma; MPNST – malignant peripheral nerve sheath tumor; NSCLC – non-small cell lung cancer, RCC – renal cell carcinoma; SARC – sarcoma; PSCC – pancreatic spindle cell carcinoma; VPCCC – velopalatine clear cell carcinoma

Confidential | 22

TNG908 is clinically active, TNG462 has the potential to be best-in- class TNG462 • TNG462 target coverage is 2-4X better than TNG908 • TNG462 median time on treatment of 24 weeks is notably longer than TNG908 (16 weeks) • TNG462 tolerability profile is superior to TNG908 with less nausea, vomiting and fatigue • Clinical activity of TNG908 in lung and pancreatic cancer highlights the potential for TNG462 to be best-in-class Preliminary clinical data suggest TNG462 will be more active in MTAP- deleted solid tumors than TNG908 and AMG193 | 23

TNG456 PRMT5 inhibition in MTAP-deleted cancers | 24

TNG456 is a next-generation CNS-penetrant PRMT5 inhibitor Replaced TNG908 for CNS cancers • Enhanced potency and MTAP selectivity • Predicted CNS exposure well above efficacy threshold • Key indication for development - MTAP-deleted glioblastoma (7,000 patients/yr US) • First patient dose planned 1H2025 Potency MTAP selectivity TNG456 20 nM 55X TNG908 110 nM 15X | 25

TNG456 is active as monotherapy and in combination with CDK4/6i in a glioblastoma xenograft

TNG456 monotherapy



U87MG
(MTAP-null GBM CDX)
Tumor volume (mm³)
2000
1500
1000
500
0
0
7
14
21
28
Days of treatment
Vehicle
10 mpk
30 mpk
90 mpk
TNG456, BID

TNG456 + abemaciclib drives additional survival benefit



U87MG
(MTAP-null GBM CDX)
Percent tumor endpoint
(TV = 2000 mm³)
120
100
80
60
40
20
0
0
10
20
30
40
50
60
70
80
90
Days of treatment
Vehicle
TNG456 30 mg/kg BID
Abemaciclib 50 mg/kg QD
TNG456 30 mg/kg BID
Abemaciclib 50 mg/kg QD
*
****

Summary

- TNG456 preclinical Kpuu 0.5-1.1 in NHP CSF and dog brain
- TNG456 + abemaciclib median survival ≥67 days
- Reported survival benefit in orthotopic models
  - Avastin 37 days
  - Temozolomide 23 days

TANGO therapeutics | 26

TNG456 CSF exposure predicted to be above clinical efficacy threshold Steady-state clinical exposure in plasma and CSF 4 • TNG456 is 5X more potent and 3X more selective than TNG908 • TNG908 CSF exposure 0.3X plasma 3 • TNG456 CSF exposure predicted to be 2X efficacy threshold at 0.3X Ne plasma exposure 2 TNG456 CSF (predicted) TNG908 600 mg (plasma) 1 Clinical efficacy threshold TNG908 600 mg (CSF) 0 0 5 10 15 20 25 Time (hrs) Error bars represent SEM | 27 Fold Over Free Cave Mouse Efficacy

TNG456 phase 1/2 clinical study DOSE DOSE SUMMARY EXPANSION ESCALATION • Safety, PK/PD and efficacy GBM TNG456 as primary endpoints Solid tumors with • Combination with NSCLC MTAP deletion abemaciclib to start at pharmacologically active TNG456 dose GBM • Enrollment planned 1H 2025 TNG456 + NSCLC abemaciclib Solid tumors with Limited agnostic MTAP deletion Enriched for pancreatic and bladder cancer | 28

PRMT5 program development plans Potential best-in-class PRMT5 inhibitors for multiple common cancers TNG908 • Active and well-tolerated • Development discontinued in favor of TNG462 (non-CNS cancers) and TNG456 (glioblastoma) TNG462 • Monotherapy expansion cohorts focused on lung and pancreatic cancer ongoing • Combination with KRAS inhibitors and multiple standard of care regimens 2025 • Registration trials in 2L lung and pancreatic cancer planned 2026 • Roche/Ventana selected for IHC CDx TNG456 • Monotherapy dose escalation to begin 1H2025 • Combination with abemaciclib planned 2H2025 (pending monotherapy data) | 29

TNG260 CoREST inhibition in STK11-mutant cancers | 30

TNG260 reverses immune evasion caused by STK11 mutations Immune evasion driven by TNG260 reverses tumor-intrinsic immune evasion tumor suppressor gene loss α-PD1 T cell T cell α-PD1 α-PD1 sensitivity Immune evasion α-PD1 resistance STK11 mut STK11 mut cancer cell cancer cell TNG260 STK11 re-activation is not feasible Selective CoREST inhibition in cancer cells enables immune-mediated cytotoxicity | 31

STK11 loss-of-function mutations drive immune evasion

STK11 deletion causes α-PD1 resistance


Control
(MC38)
STK11 deletion
(MC38)
Tumor volume (mm³)
α-PD1 sensitive
Aggressive growth in immune competent mice
α-PD1 resistant
Days after the start of treatment
Immune deficient
Immune competent
Immune competent + PD1

STK11 loss-of-function mutations are associated with clinical immune checkpoint inhibitor resistance

In vivo CRISPR screening identifies mediators of immune evasion reversion


FDR adj p-value
HDAC1
0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1
-2.2
-1.8
-1.4
-1
-0.6
-0.2
0.2
0.6
1
Effect Size
Loss promotes immune-mediated killing
Loss promotes immune evasion

TANGO therapeutics | 32

TNG260 is a highly selective CoREST complex inhibitor


pan-HDAC inhibitors (vorinostat, panobinostat)
Class IV
Class IIb
Class IIa
Class I
HDAC 11
HDAC 10
HDAC 6
HDAC 9
HDAC 7
HDAC5
HDAC 4
HDAC 8
HDAC 3
HDAC 2
HDAC 1

- **TNG260** alters expression of ~400 genes, predominantly those important for immune response
- **Pan-HDAC inhibitors** alter the expression of ~3000 genes (~12% of the genome)


LSD1
RCOR1
HDAC1
CoREST
TNG260
MTA3
RBBP7
HDAC1
NuRD
Sin3
RBBP7
HDAC1
Sin3
HDAC1 complexes

Key points

- CoREST-mediated deacetylation regulates transcription of a specific set of immune response genes
- Sin3 is the predominant HDAC1 complex involved in hematopoiesis
- Pan-HDAC inhibitors target all 11 HDAC isoforms
- HDAC3 is an essential gene and likely a primary contributor to pan-HDACi toxicity

TANGO therapeutics | 33

TNG260 + α-PD1 induces complete regression and prevents re-implantation in STK11-mutant xenografts

TNG260 IC50 100nM, 10X CoREST complex selectivity


MC38
(STK11 deficient colon)
Tumor volume (mm³)
3000
2000
1000
0
0
10
20
70
80
90
Days
Treatment discontinuation Day 48
Tumor re-implantation Day 69
α-IgG2a
α-IgG2a + TNG260 30mpk QD
α-PD1
α-PD1 + TNG260 30mpk QD
Untreated control group
Prev. treated α-PD1 + TNG260 30mpk QD

- 5/8 mice had complete tumor regression at day 34, treatment discontinued at day 48
- All mice with complete regression remained tumor free off treatment for 21 days
- 5/5 mice with complete regression rejected tumor reimplantation

TNG260

- Potent, highly selective molecule with good pharmacologic properties
- Marked in vivo efficacy in combination with α-PD1 antibody
- Induces immune memory and renders treated mice resistant to tumor re-implantation

TANGO therapeutics

| 34

TNG260 + pembrolizumab first-in-human trial DOSE PHASE 1/2 STUDY EXPANSION (ongoing) DOSE • STK11 mutations occur in ~15% STK11 mut ESCALATION NSCLC cancer NSCLC, 15% cervical, 10% carcinoma of unknown primary, 5% • Any solid tumor with breast and 3% pancreatic cancers STK11 mutation • Combination with pembrolizumab to assess safety, PK/PD and efficacy as STK11 mut primary endpoints histology-agnostic cohort • FDA Fast Track designation | 35

TNG260 proof-of-mechanism in phase 1 study Increased Intra-tumoral Increased histone acetylation Increased tumor PD-L1 staining cytotoxic T cells 8 80 350 300 60 250 6 40 150 20 4 6 100 4 2 50 2 0 0 0 40mg 80mg 120mg 120mg INT 40mg 80mg 120mg 40mg 80mg 120mg Dose TNG260 Dose TNG260 Dose TNG260 Pre-treatment Pre-treatment Pre-treatment On-treatment On-Treatment On-treatment “Turning cold tumors hot” validates immune evasion hypothesis | 36 %Acetyl Histone H4 Lys 5 PD-L1 TPS % 2 Fold change cells per mm

TNG260 summary PATIENT IND- DISCOVERY PROGRAM CLINICAL TRIALS STATUS SELECTION ENABLING Phase 1/2 Phase 3 CoREST STK11-mut Dose expansion ongoing, TNG260 cancers clinical data 2025 • STK11 mutations are associated with checkpoint inhibitor resistance in lung cancer patients • TNG260 is a novel, highly selective CoREST complex inhibitor • TNG260 reverses checkpoint inhibitor resistance in preclinical STK11-mut models and induces immune memory that prevents tumor regrowth in responders • Phase 1/2 clinical study ongoing evaluating efficacy in combination with pembrolizumab in STK11-mutant cancers | 37

FINANCIAL HIGHLIGHTS AND MILESTONES | 38

Multiple projected key milestones and strong balance sheet Cash balance Clinical milestones ¨ TNG462 clinical data update 2025 • $258M cash, cash equivalents and marketable securities as of December 2024 ¨ TNG462 combination trials enrollment begin 1H 2025 • Cash runway into Q3 2026, including additional ¨ TNG456 phase 1/2 trial enrollment begin 1H 2025 TNG462 and TNG456 clinical trials ¨ TNG260 clinical data 2025 | 39